SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        March 22, 2001
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                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)


       Delaware                     1-3526                      58-0690070
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


     270 Peachtree Street, NW, Atlanta, Georgia                     30303
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     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code            (404) 506-5000
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 9.       Regulation FD Disclosure.

              On March 22, 2001, The Southern Company issued a press release related to the spin-off of Mirant Corporation. The purpose of this Form 8-K is to furnish the press release for informational purposes only pursuant to Regulation FD. A copy of the press release is furnished with this Form 8-K as
Exhibit 99.

Exhibit 99  -  Press release dated March 22, 2001 related to the spin-off of
               Mirant Corporation.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE SOUTHERN COMPANY


                                                By /s/Tommy Chisholm
                                                   Tommy Chisholm
                                                     Secretary


Date:    March 23, 2001